Exhibit 10.2
FORM OF NOTE
Date:____________, 20__
FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively the “Borrowers”) hereby promises, jointly and severally, to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Revolving Loan from time to time made by the Lender to the Company under the Credit Agreement, the principal amount of each New Vehicle Floorplan Loan from time to time made by the Lender to any New Vehicle Borrower under the Credit Agreement, and the principal amount of each Used Vehicle Floorplan Loan from time to time made by the Lender to any Used Vehicle Borrower under that certain Fifth Amended, Restated and Consolidated Credit Agreement, dated as of April 14, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among Sonic Automotive, Inc., a Delaware corporation (the “Company”), the New Vehicle Borrowers party thereto and Used Vehicle Borrowers party thereto, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender and an L/C Issuer.
Each Borrower promises, jointly and severally, to pay interest on the unpaid principal amount of each Loan from the date of such Revolving Loan, New Vehicle Floorplan Loan or Used Vehicle Floorplan Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. Except as otherwise provided in Section 2.04(f) of the Credit Agreement with respect to Revolving Swing Line Loans, Section 2.07(h) with respect to New Vehicle Floorplan Swing Line Loans, and Section 2.12(h) with respect to Used Vehicle Floorplan Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Company Guaranty and the Subsidiary Guaranty and is secured by the Collateral. [This Note is issued in replacement of (a) a Note dated November 30, 2016 issued to the Lender pursuant to the Existing Revolving Credit Agreement (the “Existing Revolving Note”) and (b) a Note dated November 30, 2016 issued to the Lender pursuant to the Existing Floorplan Credit Agreement (the “Existing Floorplan Note” and together with the Existing Revolving Note, collectively, the “Existing Notes”), and does not effect any refinancing or extinguishment of the indebtedness and obligations of the Existing Notes, and is not a novation but is a replacement of such Existing Notes.]
Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall (if required by the Credit Agreement) become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.
Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.
    BORROWERS:
    SONIC AUTOMOTIVE, INC.
By:____________________________________
    Name:__________________________________
        Title:___________________________________

[NEW VEHICLE BORROWERS TO BE INSERTED], each a New Vehicle Borrower
By:____________________________________
    Name:__________________________________
        Title:___________________________________

[USED VEHICLE BORROWERS TO BE INSERTED], each a Used Vehicle Borrower
By:____________________________________
    Name:__________________________________
        Title:___________________________________

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By